UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2005
Gray Television, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-13796	58-0285030

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4370 Peachtree Road NE, Atlanta, Georgia	30319

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 504-9828
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EX-99 PRESS RELEASE ISSUED BY GRAY TELEVISION, INC. ON NOVEMBER 7, 2005
Item 2.02 Results of Operations and Financial Condition.
The information set forth under this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On November 7, 2005, Gray Television, Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2005. A copy of the press release is hereby attached as Exhibit 99 and incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gray Television, Inc.
November 8, 2005	By:	James C. Ryan
		Name:	James C. Ryan
		Title:	Chief Financial Officer and Senior Vice President

Exhibit Index

Exhibit No.	Description

99	Press release issued by Gray Television, Inc. on November 7, 2005